Exhibit 99.2
Second Quarter 2009 Earnings Call Supplemental Materials July 28, 2009 Fidelity National Information Services

This presentation contains forward-looking statements, including certain plans, expectations, goals and projections, and statements about FIS's acquisition of Metavante, which are subject to numerous assumptions, risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to include, without limitation: changes in general economic, business and political conditions, including changes in the financial markets; the effect of governmental regulations, including the possibility that there are unexpected delays in obtaining regulatory approvals; the failure to obtain required transaction approvals from FIS's and Metavante's shareholders; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; actions that may be taken by the competitors, customers and suppliers of FIS or Metavante that may cause the transaction to be delayed or not completed; failures to adapt our services to changes in technology or in the marketplace; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services; and other risks detailed in the "Statement Regarding Forward- Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available at the time of the document. FIS assumes no obligation to update any forward-looking statement. Forward Looking Statements 2

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non- GAAP measures include earnings before interest, taxes and amortization (EBITDA), adjusted net earnings, and free cash flow. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, LPS spin-off related costs, certain stock compensation charges and certain other costs. Adjusted net earnings exclude the after- tax impact of merger and acquisition and integration expenses, LPS spin-off related costs, certain stock compensation charges, acquisition related amortization and certain other costs. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS's non-GAAP measures may be calculated differently from similarly-titled measures of other companies. A reconciliation of these non-GAAP measures to related GAAP measures is included in the press release attachments. Use of Non-GAAP Measures 3

Results Summary and Business Overview Financial Review Q&A FIS Second Quarter 2009 Earnings Conference Call Agenda 4

Adjusted EPS Free Cash Flow Adjusted EPS increased 23.5% Constant currency adjusted EPS increased 26.5% Strong free cash flow: $125 million Consolidated Results ($ millions) Note: Calculations may differ due to rounding. 5 $0.34 $0.42 $0.25 $0.30 $0.35 $0.40 $0.45 Q208 Q209 $5 $86 $118 $149 $119 $125 $ - $25 $50 $75 $100 $125 $150 $175 Q108 Q208 Q308 Q408 Q109 Q209

Revenue EBITDA Margin Expansion Constant currency revenue was comparable to prior year Reported revenue decreased 4.0% Adjusted EBITDA increased 6.9% EBITDA margin expanded 250 bps to 25.3% - Increased operating leverage - Disciplined commitment to cost management Consolidated Results ($ millions) Note: Calculations may differ due to rounding. 6 $870 $835 $866 $750 $800 $850 $900 Q208 Q209 Q209 Constant Currency 100 90 100 250 0 50 100 150 200 250 300 Q308 Q408 Q109 Q209 BPS

Financial Review 7

Consolidated Results Summary ($ millions) Note: Calculations may differ due to rounding. 8 2nd Quarter 2009 2nd Quarter 2009 Actual % Chg. Actual % Chg. Revenue Constant currency 866 $ (0.4%) 210 $ 1.4% Foreign currency impact (31) (3.6%) (31) (15.1%) Revenue as reported 835 $ (4.0%) 178 $ (13.7%) EBITDA Constant currency 218 $ 10.1% 36 $ 57.2% Foreign currency impact (6) (3.2%) (6) (28.1%) EBITDA as reported 212 $ 6.9% 30 $ 29.4% EBITDA Margin 25.3% +250 bps 16.5% +550 bps Adjusted Earnings Per Share Constant currency 0.43 $ 26.5% Foreign currency impact (0.01) (2.9%) Adjusted EPS- Reported 0.42 $ 23.5% Consolidated FIS International Segment

Revenue Segment EBITDA Financial Solutions revenue decreased 1.4% - Increased demand for risk management and outsourced technology services - Lower discretionary software and professional services revenue EBITDA increased 15.0% - Improved operating efficiency EBITDA margin increased 610 bps to 43.1% - Excluding severance of $10.3 million recorded in the prior year, EBITDA margin increased 250 bps Financial Solutions ($ millions) Note: Calculations may differ due to rounding. 9 $281 $277 $200 $225 $250 $275 $300 Q208 Q209 $104 $119 $90 $100 $110 $120 $130 Q208 Q209 37.0% 43.1%

Revenue Payment Solutions revenue decreased 0.9% Revenue increased 0.4% excluding Retail Check Growth in debit processing and output solutions offset declines in prepaid, credit card and item processing Debit transactions increased 7.3% Credit transactions decreased 2.8% EBITDA increased 8.2% - Improved operating efficiency EBITDA margin expanded by 230 bps to 27.7% Segment EBITDA Payment Solutions ($ millions) Note: Calculations may differ due to rounding. 10 $383 $380 $300 $325 $350 $375 $400 Q208 Q209 $97 $105 $80 $90 $100 $110 Q208 Q209 25.4% 27.7%

Revenue Constant currency revenue increased 1.4% - 5.1% growth in payments - 4.3% decline in financial solutions - Significant customer implementations in Q2-08 Reported revenue decreased 13.7% - $31 million unfavorable currency impact Segment EBITDA International ($ millions) Note: Calculations may differ due to rounding. EBITDA increased 29.4% - Constant currency EBITDA increased 57.2% EBITDA margin increased by 550 bps to 17.1% - Currency adjusted margins increased 610 bps - Improved profitability across all regions - Excluding severance of $3.8 million recorded in the prior year, EBITDA margin increased 360 bps 11 $207 $178 $210 $150 $175 $200 $225 Q208 Q209 Q209 Constant Currency $23 $30 $36 $ - $10 $20 $30 $40 $50 Q208 Q209 Q209 Constant Currency 11.0% 16.5% 17.1%

Q209 International Revenue Composition by Major Currency (1) Year-over-year International revenue increased 1.4% compared to Q208 assuming no change in currency. (2) Sequential International revenue increased 3.1% compared to Q109 assuming no change in currency. International Revenue ($ millions) Note: Calculations may differ due to rounding. 12 Foreign Currency Exchange Rates LC/$ Q209 Q208 Change Euro 1.36 1.56 -12.8% Brazil 0.48 0.60 -20.0% UK 1.55 1.97 -21.3% $31 $41 $33 $44 $34 $35 $129 $145 $149 $17 $21 $13 ($30) ($35) ($31) - $50 $0 $50 $100 $150 $200 $250 International Revenue As Reported (1,2) US$ Based Int'l Revenue Local Currency FX Impact $ 177 $ 207 $ 195 $ 180 $163 $166 Q108 Q208 Q308 Q408 Q109 $ 162 Q209 $174 $ 178 Brazil 35% Euro 27% UK 8% US$ 19% Other 11%

(1) Unfavorable currency impact in operating income was offset by favorable foreign currency transaction gains included in other income. Results Summary ($ millions) Note: Calculations may differ due to rounding. 13 Q2-2009 Q2-2008 % Change Net Earnings from Continuing Operations (1) 60 $ 13 $ M&A and Spin-off Related Costs, net of tax 1 24 Change in allocation of corporate costs and interest expense - 6 Net Earnings, excluding other items 61 44 Purchase amortization, net of tax 19 23 Adjusted Net Earnings 80 $ 67 $ 19.9% Adjusted Net Earnings Per Share 0.42 $ 0.34 $ 23.5% Diluted Weighted Average Shares 192.7 194.4

Cash Flow Trend Comparative Cash Flow (1) Q2 2008 has been adjusted to reflect FIS on a Pro Forma basis excluding LPS. Cash Flows ($ millions) Note: Calculations may differ due to rounding. 14 Q2 2009 Q2 2008 (1) Variance Operating Activities: GAAP Net earnings 60 $ 15 $ 45 $ Non-cash adjustments 69 119 (50) Working capital adjustments 40 (43) 83 Cash from operations 169 91 78 Non-GAAP items 7 47 (40) 176 138 38 Capital expenditures (51) (52) 1 Free Cash Flow 125 $ 86 $ 39 $ $5 $86 $118 $149 $119 $125 $ - $25 $50 $75 $100 $125 $150 $175 Q108 Q208 Q308 Q408 Q109 Q209

Total Debt ($ millions) Note: Calculations may differ due to rounding. 15 Q2 Debt YTD Debt 6/30/09 3/31/09 Reduction Reduction Term Note A (1) 1,943 $ 1,969 $ (26) $ (52) $ Revolver 330 471 (141) (169) Other Long-term Debt 19 20 (1) (1) Total Debt (2) 2,292 $ 2,460 $ (168) $ (222) $ Weighted Average Interest Rate 5.5% 5.2% Fixed to Floating Ratio 92% 86% (1) Scheduled Term A repayments of $105M in 2009 and $210M in 2010. (2) Current credit facilities are in place through January 2012.

Revised 2009 Outlook Note: Calculations may differ due to rounding. 16 Original Guidance Revised Guidance Revenue Growth - Constant Currency + 3% - 5% Slightly positive Revenue Growth - As Reported + 0% - 2% Slightly negative EBITDA Margin + 50 - 100 bps > 150 bps Free Cash Flow ($ Millions) $410 - $430 > $430 Adjusted EPS - As Reported $1.60 - $1.66 $1.71 - $1.75

Appendix 17

Normalized Margin Expansion ($ millions) Note: Calculations may differ due to rounding. 18 Three Months Ended 6/30/08 Financial Solutions Payment Solutions International Corporate/ Other Consolidated Revenue from Continuing Operations 280.8 $ 383.4 $ 206.8 $ (1.3) $ 869.7 $ EBITDA, As Reported 103.8 97.2 22.8 (25.8) 198.0 EBITDA Margin, As Reported 37.0% 25.4% 11.0% N/M 22.8% Severance Costs (1) 10.3 - 3.8 (14.1) - EBITDA, Normalized 114.1 $ 97.2 $ 26.6 $ (39.9) $ 198.0 $ EBITDA Margin, Normalized 40.6% 25.4% 12.9% N/M 22.8% Three Months Ended 6/30/09 EBITDA Margin, As Reported 43.1% 27.7% 16.5% N/M 25.3% Three Months Ended 6/30/09 EBITDA Margin Expansion 250 bps 230 bps 360 bps N/M 250 bps (1) Re-allocation of severance costs to operating units.

Retail Check Services ($ millions) Note: Calculations may differ due to rounding. 19 2nd Quarter YTD 2009 2008 % Var 2009 2008 % Var REVENUE: FIS Consolidated 835 $ 870 $ -4.0% 1,633 $ 1,700 $ -4.0% Check Services 62 67 -6.9% 117 132 -10.9% Consolidated Excluding Check 773 $ 803 $ -3.8% 1,515 $ 1,569 $ -3.4% Consolidated Excluding Check and Currency 0.1% 0.8% Payment Solutions 380 $ 383 $ -0.9% 745 $ 757 $ -1.6% Check Services 62 67 -6.9% 117 132 -10.9% Payment Excluding Check 318 $ 317 $ 0.4% 627 $ 625 $ 0.4% Adjusted EBITDA: FIS Consolidated 212 $ 198 $ 6.9% 393 $ 378 $ 3.9% Check Services 9 7 26.8% 12 10 19.2% Consolidated excluding Check 203 $ 191 $ 6.1% 381 $ 368 $ 3.5% Payment Solutions 105 $ 97 $ 8.3% 200 $ 183 $ 9.8% Check Services 9 7 26.8% 12 10 19.2% Payment Excluding Check 96 $ 90 $ 6.9% 189 $ 173 $ 9.3% Consolidated Margin excluding Check 26.2% 23.8% 240 bps 25.1% 23.5% 160 bps Consolidated Reported Margin 25.3% 22.8% 250 bps 24.1% 22.2% 190 bps